Subsequent Events	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Subsequent Events [Abstract]
Subsequent Events

NOTE 10 – SUBSEQUENT EVENTS

On October 10, 2011, the Company entered into an Asset Purchase Agreement ("APA") with InsWeb Corporation ("InsWeb") that provides for the purchase of substantially all of the assets relating to the insurance lead generation and marketing business ("Assets"). Under the terms of the Asset Purchase Agreement, Bankrate has agreed to pay $65.0 million in cash for the Assets, subject to certain adjustments, and to assume certain liabilities of InsWeb. The transaction is expected to close by the end of 2011. The APA includes customary termination provisions, including that either Bankrate or InsWeb may terminate the APA if the other party has materially breached any representation, warranty or covenant contained in the Asset Purchase Agreement and failed to cure such breach, if our stockholders do not approve the transaction, or if the closing has not occurred within six months from the signing. If the APA is terminated under certain circumstances, InsWeb will be required to pay a termination fee of $2.5 million to Bankrate. The transaction is subject to various closing conditions, including the receipt of regulatory approvals and the approval of InsWeb's stockholders. The transaction is not subject to a financing condition.

Note 14—Subsequent Events

See Note 1 for subsequent events related to the Company's reincorporation in Delaware, initial public offering, and the "Recapitalization and Merger."

See Note 8 for subsequent events related to legal proceedings.

On January 1, 2011, the Company completed the acquisition of Trouvé Media, Inc.'s assets and liabilities from Trouvé Media, Inc., a California corporation, and Scott Schnuck for $12.5 million. This acquisition was made to complement the online publishing business. The acquisition will be accounted for under the acquisition method of accounting and the results of operations of Trouvé will be included in the Company's consolidated results from the acquisition date. The Company is in the process of determining the fair value of the intangible assets and any resulting goodwill in its purchase price allocation.

On June 10, 2011, we entered into Revolving Credit Facilities in an aggregate amount not to exceed $100.0 million. The obligations under such credit facilities are equally and ratably secured by liens on the same collateral that secures our Notes (it being understood that upon any enforcement of remedies resulting in the realization of proceeds from such collateral, up to $30.0 million of revolving loans under the Tranche A Revolving Credit Facility would be paid in full first before applying any such amount to pay the Notes and the revolving loans under the Tranche B Revolving Credit Facility on a pari passu basis). The agreements governing such credit facilities contain terms generally commensurate with issuers of the same debt rating, and our ability to draw down any such credit facilities is subject to certain limitations as described herein and in the Credit Agreement.

Also on June 16, 2011, the Company granted to employees approximately 120,135 shares of restricted stock and options exercisable for approximately 5,000,000 shares (in each case, the number of shares is given taking into account the share adjustment described below).

On June 24, 2011, a civil action against Trouve Media, Inc. ("Trouve") was filed in the Superior Court of California. The lawsuit alleges that Trouve sent unlawful unsolicited commercial email messages in violation of California business and professional code. The lawsuit is in its very early stages and Bankrate intends to vigorously defend the lawsuit. The Company cannot presently estimate the amount of loss, if any, that would result from an adverse resolution of this matter.

On October 10, 2011, the Company entered into an asset purchase agreement ("Insweb Asset Purchase Agreement") with InsWeb Corporation ("InsWeb") that provides for the purchase of substantially all of the assets relating to the insurance lead generation and marketing business ("Assets"). Under the terms of the InsWeb Asset Purchase Agreement, Bankrate has agreed to pay $65.0 million in cash for the Assets, subject to certain adjustments, and to assume certain liabilities of InsWeb. The transaction is expected to close by the end of 2011. The InsWeb Asset Purchase Agreement includes customary termination provisions, including that either Bankrate or InsWeb may terminate the InsWeb Asset Purchase Agreement if the other party has materially breached any representation, warranty or covenant contained in the InsWeb Asset Purchase Agreement and failed to cure such breach, if our stockholders do not approve the transaction, or if the closing has not occurred within six months from the signing. If the InsWeb Asset Purchase Agreement is terminated under certain circumstances, InsWeb will be required to pay a termination fee of $2.5 million to Bankrate. The transaction is subject to various closing conditions, including the receipt of regulatory approvals and the approval of InsWeb's stockholders. The transaction is not subject to a financing condition.